Exhibit 10.5.1

UNITED STATES PATENT AND TRADEMARK OFFICE

Facsimile Transmission

To:	Name:	SANDRA P. THOMPSON
	Company:	18400 VON KARMAN AVE., SUITE 800
	Fax Number:	19497200182
Voice Phone:

From:	Name:	ASSIGNMENT RECORDATION SERVICES
	Voice Phone:	571-272-3350

37 C.F.R. 1.6 sets forth the types of correspondence that can be communicated to the Patent and Trademark Office via facsimile transmissions. Applicants are advised to use the certificate of facsimile transmission procedures when submitting a reply to a non-final or final Office action by facsimile (37 CFR 1.8(a)).

Fax Notes:

Pg#	Description

1	Cover Page

2	<Description not available>

4	Batch 2241114 Document 1

USPTO ASSIGNMENT SYSTEM PROCESSING

Date and time of transmission: Wednesday, December 22, 2010 8:56:28 AM

Number of pages including this cover sheet: 05

UNITED STATES PATENT AND TRADEMARK OFFICE

UNDER SECRETARY OF COMMERCE FOR INTELLECTUAL PROPERTY AND

DIRECTOR OF THE UNITED STATES PATENT AND TRADEMARK OFFICE

DECEMBER 16, 2010 PTAS SANDRA P. THOMPSON 18400 VON KARMAN AVE., SUITE 800 IRVINE, CA 92612-0514	*900177678*

UNITED STATES PATENT AND TRADEMARK OFFICE

NOTICE OF RECORDATION OF ASSIGNMENT DOCUMENT

THE ENCLOSED DOCUMENT HAS BEEN RECORDED BY THE ASSIGNMENT DIVISION OF THE U.S. PATENT AND TRADEMARK OFFICE. A COMPLETE MICROFILM COPY IS AVAILABLE AT THE ASSIGNMENT SEARCH ROOM ON THE REEL AND FRAME NUMBER REFERENCED BELOW.

PLEASE REVIEW ALL INFORMATION CONTAINED ON THIS NOTICE. THE INFORMATION CONTAINED ON THIS RECORDATION NOTICE REFLECTS THE DATA PRESENT IN THE PATENT AND TRADEMARK ASSIGNMENT SYSTEM. IF YOU SHOULD [ILLEGIBLE] ANY ERRORS OR HAVE QUESTIONS CONCERNING THIS NOTICE, YOU MAY CONTACT THE EMPLOYEE WHOSE NAME APPEARS ON THIS NOTICE AT 571-272-3350. PLEASE SEND REQUEST FOR CORRECTION TO: U.S. PATENT AND TRADEMARK OFFICE, MAIL STOP: ASSIGNMENT SERVICES BRANCH, P.O. BOX 1450, ALEXANDRIA, VA 22313.

RECORDATION DATE: 12/01/2010	REEL/FRAME: 004423/0436
NUMBER OF PAGES: 8

BRIEF: SECURITY INTEREST
DOCKET NUMBER: F6384-1316

ASSIGNOR:
PACIFIC MOTOR TRUCKING COMPANY	DOC DATE: 11/29/2010
CITIZENSHIP: MISSOURI
ENTITY: CORPORATION
ASSIGNEE:
WELLS FARGO CAPITAL FINANCE, LLC	CITIZENSHIP: DELAWARE
150 S. WACKER DRIVE, SUITE 2200	ENTITY: LIMITED LIABILITY
CHICAGO, ILLINOIS 60606	COMPANY

P.O. Box 1450, Alexandria, Virginia 22313—1450 - WWW.USPTO.GOV

004423/0436 PAGE 2

SERIAL NUMBER: 73359326	FILING DATE: 04/12/1982
REGISTRATION NUMBER: 1245993	ISSUE DATE: 07/19/1983

MARK: PACIFIC MOTOR TRUCKING
DRAWING TYPE: WORDS, LETTERS, OR NUMBERS IN TYPED FORM

SERIAL NUMBER: 73359327	FILING DATE: 04/12/1982
REGISTRATION NUMBER: 1248646	ISSUE DATE: 08/16/1983

MARK: PMT
DRAWING TYPE: WORDS, LETTERS, OR NUMBERS IN TYPED FORM

TONYA LEE, EXAMINER
ASSIGNMENT SERVICES BRANCH
PUBLIC RECORDS DIVISION

TRADEMARK ASSIGNMENT

Electronic Version v1.1	12/01/2010
Stylesheet Version v1.1	900177678

SUBMISSION TYPE:	NEW ASSIGNMENT
NATURE OF CONVEYANCE:	SECURITY INTEREST

CONVEYING PARTY DATA

Name	Formerly	Execution Date	Entity Type
Pacific Motor Trucking Company		11/29/2010	CORPORATION: MISSOURI

RECEIVING PARTY DATA

Name:	Wells Fargo Capital Finance, LLC
Street Address:	150 S. Wacker Drive, Suite 2200
City:	Chicago
State/Country:	ILLINOIS
Postal Code:	60606
[ILLEGIBLE] Type:	Limited Liability Company: DELAWARE

PROPERTY NUMBERS Total: 2

Property Type	Number	Word Mark
Registration Number:	1245993	PACIFIC MOTOR TRUCKING
Registration Number:	1248646	PMT

CORRESPONDENCE DATA

Fax Number:	(949)720-0182
Correspondence will be sent via US Mail when the fax attempt is unsuccessful.
Phone:	949-224-6282
Email:	trademark@buchalter.com
Correspondent Name:	Sandra P. Thompson
Address Line 1:	18400 Von Karman Ave., Suite 800
Address Line 4:	Irvine, CALIFORNIA 92612-0514

ATTORNEY DOCKET NUMBER:	F6384-1316
NAME OF SUBMITTER:	Sandra P. Thompson
Signature:	/Sandra P. Thompson/
Date:	12/01/2010

Total Attachments: 7
source=PacificMotorTruckingSecAgmt#page1.tif
source=PacificMotorTruckingSecAgmt#page2.tif
source=PacificMotorTruckingSecAgmt#page3.tif
source=PacificMotorTruckingSecAgmt#page4.tif
source=PacificMotorTruckingSecAgmt#page5.tif
source=PacificMotorTruckingSecAgmt#page6.tif
source=PacificMotorTruckingSecAgmt#page7.tif

Form PTO-1594 (Rev. 07/05)				U.S. DEPARTMENT OF COMMERCE
OMB Collection 0651-0027 (exp. 6/30/2008)				United States Patent and Trademark Office

RECORDATION FORM COVER SHEET
TRADEMARKS ONLY
To the Director of the U. S. Patent and Trademark Office: Please record the attached documents or the new address(es) below.

1. Name of conveying party(ies):				2. Name and address of receiving party(ies)
☐ Yes ☒ No
Pacific Motor Trucking Company				Additional names, addresses, or citizenship attached?

				Name:	Wells Fargo Capital Finance, LLC
Internal
☐ Individual(s)		☐ Association		Address:
☐ General Partnership		☐ Limited Partnership		Street Address:	150 S. Wacker Dr., Ste. 2200
☒ Corporation- State:		M0		City:	Chicago
☐ Other				State:	IL
Citizenship (see guidelines)				Country:	US	Zip:	60606
Additional names of conveying parties attached? ☐ Yes ☒ No				☐ Association	Citizenship
3. Nature of conveyance )/Execution Date(s):				☐ General Partnership Citizenship
Execution Date(s)		November 29, 2010		☐ Limited Partnership Citizenship
☐ Corporation Citizenship
☐ Assignment			☐ Merger	☒ Other	LLC	Citizenship	DE

☒ Security Agreement			☐ Change of Name	If assignee is not domiciled in the United States, a domestic
☐ Other				representative designation is attached: ☐ Yes ☐ No
(Designations must be a separate document from assignment)

4. Application number(s) or registration number(s) and identification or description of the Trademark.
A. Trademark Application No.(s)				B. Trademark Registration No.(s)
1, 245, 993 & 1,248, 646
Additional sheet(s) attached? ☐ Yes ☒ No
C. Identification or Description of Trademark(s) (and Filing Date if Application or Registration Number is unknown):

5. Name & address of party to whom correspondence				6. Total number of applications and			2
concerning document should be mailed:				registrations involved:

Name:	Sandra P. Thompson
Internal Address:
				7. Total fee (37 CFR 2.6(b)(6) & 3.41)			$ 65.00
Street Address:	Buchalter Nemer			☐ Authorized to be charged by credit card
☒ Authorized to be charged to deposit account
18400 Von Karman Ave., Ste. 800				☐ Enclosed

City:	Irvine			8. Payment Information:
State:	CA	Zip:	92612-0514	a. Credit Card	Last 4 Numbers
Expiration Date
Phone Number:	949-224-6282			b. Deposit Account Number			500977
Fax Number:	949-720-0182			Authorized User Name		Buchalter Nemer
Email Address:	trademark@buchalter.com

9. Signature:	/s/ Sandra P. Thompson			November 30, 2010
Signature				Date
Sandra P. Thompson				Total number of pages including cover			7
Name of Person Signing				sheet, attachments, and document:

Documents to be recorded (including cover sheet) should be faxed to (571) 273-0140, or mailed to:

Mail Stop Assignment Recordation Services, Director of the USPTO, P.O. Box 1450, Alexandria, VA 22313-1450

Execution Copy

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT (this “Trademark Security Agreement”) is made this 29th day of November, 2010, by and among Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company (“WFCF”), in its capacity as agent for the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”).

WITNESSETH:

WHEREAS, pursuant to that certain Credit Agreement dated as of November 29, 2010 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) by and among Jack Cooper Holdings Corp. (“Parent”) and the Subsidiaries of Parent identified on the signature pages thereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), the lenders party thereto as “Lenders” (such Lenders, together with their respective successors and assigns in such capacity, each, individually, a “Lender” and, collectively, the “Lenders”), and Agent, the Lender Group has agreed to make certain financial accommodations available to Borrower from time to time pursuant to the terms and conditions thereof; and

WHEREAS, the members of the Lender Group are willing to make the financial accommodations to Borrower as provided for in the Credit Agreement, but only upon the condition, among others, that Grantors shall have executed and delivered to Agent, for the benefit of Lender Group and the Bank Product Providers, that certain Security Agreement, dated as of November 29, 2010 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of Lender Group and the Bank Product Providers, this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

1.                                      DEFINED TERMS. All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Credit Agreement.

2.                                      GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL. Each Grantor hereby unconditionally grants, assigns, and pledges to Agent, for the benefit each member of the Lender Group and each of the Bank Product Providers, to secure the Secured Obligations, a continuing security interest (referred to in this Trademark Security Agreement as the “Security Interest”) in all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired or arising (collectively, the “Trademark Collateral”):

(a)                                 all of its Trademarks and Trademark Intellectual Property Licenses to which it is a party including those referred to on Schedule I, exclusive, however, of (i) any Trademarks that are protectable, registered or applied for solely under the laws of jurisdictions outside the United States, and (ii) any United States intent-to-use trademark applications to the extent that, and solely during the period in which, the granting of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law, provided that upon submission and acceptance by the

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PTO of an amendment to allege to use pursuant to 15 U.S.C. Section 1060(a) (or any successor provision), such intent-to-use trademark application shall be considered Trademark Collateral;

(b)                                 all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark Intellectual Property License; and

(c)                                  all products and proceeds (as that term is defined in the Code) of the foregoing, including any claim by such Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark or any Trademarks exclusively licensed under any Intellectual Property License, including right to receive any damages, (ii) injury to the goodwill associated with any Trademark, or (iii) right to receive license fees, royalties, and other compensation under any Trademark Intellectual Property License.

3.                                      SECURITY FOR SECURED OBLIGATIONS. This Trademark Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Trademark Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, the Lender Group, the Bank Product Providers or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4.                                      SECURITY AGREEMENT. The Security Interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interests granted to Agent, for the benefit of the Lender Group and the Bank Product Providers, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the Security Interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. To the extent there is any inconsistency between this Trademark Security Agreement and the Security Agreement, the Security Agreement shall control.

5.                                      AUTHORIZATION TO SUPPLEMENT. If any Grantor shall obtain rights to any new trademarks, the provisions of this Trademark Security Agreement shall automatically apply thereto. Grantors shall give prompt notice in writing to Agent with respect to any such new trademarks or renewal or extension of any trademark registration. Without limiting Grantors’ obligations under this Section, Grantors hereby authorize Agent unilaterally to modify this Trademark Security Agreement by amending Schedule I to include any such new trademark rights of each Grantor. Notwithstanding the foregoing, no failure to so modify this Trademark Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

6.                                      COUNTERPARTS. This Trademark Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Trademark Security Agreement. Delivery of an executed counterpart of this Trademark Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Trademark Security Agreement. Any party delivering an executed counterpart of this Trademark Security Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Trademark Security Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Trademark Security Agreement.

7.                                      CONSTRUCTION. This Copyright Security Agreement is a Loan Document. Unless the context of this Trademark Security Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase

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“and/or”. The words “hereof”, “herein”, “hereby”, “hereunder”, and similar terms in this Trademark Security Agreement refer to this Trademark Security Agreement as a whole and not to any particular provision of this Trademark Security Agreement. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Trademark Security Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights. Any reference herein to the satisfaction, repayment, or payment in full of the Secured Obligations shall mean the repayment in full in cash or immediately available funds (or, (a) in the case of contingent reimbursement obligations with respect to Letters of Credit, providing Letter of Credit Collateralization, and (b) in the case of obligations with respect to Bank Products (other than Hedge Obligations), providing Bank Product Collateralization) of all of the Secured Obligations (including the payment of any termination amount then applicable (or which would or could become applicable as a result of the repayment of the other Secured Obligations) under Hedge Agreements provided by Hedge Providers) other than (i) unasserted contingent indemnification Secured Obligations, (ii) any Bank Product Obligations (other than Hedge Obligations) that, at such time, are allowed by the applicable Bank Product Provider to remain outstanding without being required to be repaid or cash collateralized, and (iii) any Hedge Obligations that, at such time, are allowed by the applicable Hedge Provider to remain outstanding without being required to be repaid. Any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record.

8.                                      THE VALIDITY OF THIS TRADEMARK SECURITY AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

9.                                      THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS TRADEMARK SECURITY AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. AGENT AND EACH GRANTOR WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 9.

10.                               TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, AGENT AND EACH GRANTOR HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. AGENT AND EACH GRANTOR REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS TRADEMARK SECURITY AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

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[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Trademark Security Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:	PACIFIC MOTOR TRUCKING COMPANY

	By:	/s/ T. Michael Riggs
	Name:	T. Michael Riggs
	Title:	Chairman of the Board

Trademark Security Agreement

ACCEPTED AND ACKNOWLEDGED BY:

AGENT:	WELLS FARGO CAPITAL FINANCE, LLC,
a Delaware limited liability company

	By:	/s/ David R. Klages
	Name:	David R. Klages
	Title:	Vice President

Trademark Security Agreement

SCHEDULE I

to

TRADEMARK SECURITY AGREEMENT

Trademark Registrations/Applications

Service Mark	Serial Number	Registration Number	Filing Date	Registration Date

Pacific Motor Trucking	73359326	1245993	April 12, 1982	July 19, 1983
PMT	73359327	1248646	April 12, 1982	August 16, 1983

Trade Names

None

Common Law Trademarks

None

Trademarks Not Currently In Use

None

Trademark Licenses

None